UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 16, 2018

_________________________

UPD HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01  Entry Into a Material Definitive Agreement

Not applicable.

Item 3.02  Unregistered Sale of Equity Securities

On December 31, 2017, UPD Holding Corp. (the “Registrant”) closed an Agreement of Exchange and Plan of Reorganization (the “Agreement”) with Record Street Brewing Co., a Nevada corporation (“RSB”), which was dated December 31, 2017. Pursuant to the Agreement, the Registrant will issue 80,000,000 restricted common stock shares to the four shareholders of RSB in exchange for all outstanding capital stock of RSB, after which the Registrant will have 161,366,636 common shares outstanding. Mark Conte, President of the Registrant, is a minority shareholder of RSB.

Business, Operations and Organization

Esio Water & Beverage Development Corp. was incorporated in Nevada in June 1988 as Richard Barrie Fragrances, Inc. Over the years, the Company changed its name several times, most recently from Tempco, Inc. to Esio Water & Beverage Development Corp. Esio Water & Beverage Development Corp. and its wholly-owned subsidiaries Net Edge Devices, LLC, an Arizona Limited Liability Company, and iMetabolic Corp, (“IMET”) a Nevada Corporation are hereinafter collectively referred to as the “Company.”

On March 16, 2015, the Company issued to the IMET 16 shareholders of record an aggregate of 60,000,000 shares, or 76.2% of the Company’s common stock. Prior to the close of the reverse merger, IMET had 10,000,000 common shares outstanding immediately prior to the merger and net liabilities of $20,500. Prior to closing, the predecessor company had 18,566,636 shares outstanding and net assets of $89,615, of which $85,378 was cash and $4,237 was non-cash. As a result of the closing of this transaction, IMET is now a wholly owned subsidiary of the Company and its business and operations represent those of the Company

For accounting purposes, this transaction is being accounted for as a reverse merger and has been treated as a recapitalization of the Company with IMET considered the accounting acquirer, and the financial statements of the accounting acquirer become the financial statements of the registrant. This transaction is hereinafter referred to as the “Reverse Merger.” The Company did not recognize goodwill or any intangible assets in connection with the transaction. The 60,000,000 common shares issued to the shareholders of IMET in conjunction with the share exchange transaction have been presented as outstanding for all periods.

On December 30, 2015, the Company filed Articles of Merger (the “Merger”) with the Nevada Secretary of State. The Merger was between the Company and our wholly-owned subsidiary, UPD Holding Corp. (the “Subsidiary”). Pursuant to Nevada corporate law, we amended our Articles of Incorporation by the Merger to change our name to UPD Holding Corp. We believe our new name more properly indicates our current lines of business because the Company has not been in the water and beverage industry since 2012. “UPD” stands for United Product Development.

On January 8, 2018, the Company filed an 8-K with the Securities and Exchange Commission on announcing the closing of its Agreement of Exchange and Plan of Reorganization dated December 31, 2017 between UPD Holding Corp. and Record Street Brewing (“RSB”).

In the quarter ending March 31, 2018, the Company entered into a production relationship with BrewHub and launched the new Stylus lager in all formats as well as blonde and pale ales in cans along with the Company’s existing 1/6 and 1/2-barrel kegs and 12 oz bottles.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms and similar expressions intended to identify forward-looking statements.

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Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties. We have identified in this Current Report on Form 8-K some of the factors that may cause actual results to differ materially from those expressed or assumed in any of our forward-looking statements. There may be other factors not so identified. You should not place undue reliance on our forward-looking statements. As you read this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.

Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause the business not to develop as expected and it is not possible to predict all of them. Factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, those described in Item 2.01 of this Current Report on Form 8-K under the heading “Risk Factors”, as well as the following:

These forward-looking statements include, among other things, statements relating to:

The company’s anticipated cash needs and its estimates regarding its capital expenditures, as well as its capital requirements and need for additional financing;

The company’s ability to identify and retain personnel for its continued business;

The company’s ability to maintain current strategic relationships and develop relationships with new strategic partners;

The Company’s competitive position and its expectations regarding competition from other brewing companies and

Anticipated trends and challenges in its core business and the markets in which it operates.

INDUSTRY AND MARKET DATA

There are four distinct craft beer industry market segments: brewpubs, microbreweries, regional craft breweries and contract brewing companies. Record Street currently meets the definition of a microbrewery (i.e., brewery that produces less than 15,000 barrels of beer per year with 75 percent or more of its been sold off-site). The company currently sells its products to the public by the traditional three-tier system (brewer to wholesaler to retailer/consumer). It also intends to sell its products directly to the consumer through carry-outs and on-site tap-room, restaurant, and brewpub sales.

The company anticipates its location in Reno, Nevada to be its first brewpub (i.e., a restaurant-brewery that sells 25 percent of more of its beer on site). However, it currently is designated as a contract brewing company because it hires other breweries to produce its beer. BrewHub currently handles this production aspect. Record Street handles its own marketing, sales and distribution of its beer.

Record Street’s goal is to become an independent, regional, craft brewing company with a majority of its volume in “traditional” or “innovative” beers with an annual beer production of between 15,000 and 6,000,000 barrels.

The overall beer market is transitioning from traditional brands to craft brands that command a price premium. While craft beers account for only 12.3% of the total beer market by barrel volume, they are 21.1% of the total beer market by dollar volume. And, the craft beer market increased at the rate of 12.8% in 2015, and 8.0% in the first half of 2016.

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U.S. exports of craft beer increased at the rate of 16.3% in 2015, with a significant portion originating in California.

Growth Strategy

Retail chain sales will be among its strategy through the following points:

Key account frequency

Core brand placements

Brand share of mind

Draught and package incentives

Subsidiaries

Record Street Brewing (RSB) is a subsidiary of United Product Development Corp.

Legislation and Government Incentives

Not applicable.

Manufacturing

RSB is currently contract brewing through an agreement with BrewHub. RSB currently manufactures and markets three flagship ales: Blonde Ale, Pale Ale, and Indian Pale Ale. RSB distributes existing 1/6 and 1/2-barrel kegs, 12 oz bottles and 12 oz cans through distribution relationships with Young’s Market Company, LLC in California and Southern Glazer’s Wine and Spirits in Nevada. In addition, RSB has commenced planning and pre-construction work upon its flagship brewpub to be located in Reno, Nevada.

Research and Development

Not applicable.

Intellectual Property Protection

Not applicable.

Facilities and Employees

Not applicable.

Environmental Matters

Not applicable.

Reports to Security Holders

Not applicable.

Description of the Industry

There are four distinct craft beer industry market segments: brewpubs, microbreweries, regional craft breweries and contract brewing companies. Record Street currently meets the definition of a microbrewery (i.e., brewery that produces less than 15,000 barrels of beer per year with 75 percent or more of its been sold off-site). The company currently sells its products to the public by the traditional three-tier system (brewer to wholesaler to retailer/consumer). It also intends to sell its products directly to the consumer through carry-outs and on-site tap-room, restaurant, and brewpub sales.

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RISK FACTORS

Risks Related to the Common Stock

Capital requirements

To the extent that the cash flow from operations are insufficient to fund the Company’s operations, we will be required to raise additional capital through equity or debt financing. Any additional equity financing may be dilutive to shareholders, and debt financing, if available, may involve significant restrictive covenants. The Company’s failure or inability to raise capital when needed could have a material adverse effect on the Company’s business, financial condition and results of operations. There can be no assurance that such financing will be available on terms satisfactory to the Company, if at all.

The Company may conduct further offerings in the future, in which case your shareholdings will be diluted

The Company may rely on equity sales of common stock to fund operations. The Company may conduct further equity and/or convertible debt offerings in the future to finance operations or other projects that it decides to undertake. If common stock is issued in return for additional funds, or upon conversion or exercise of outstanding convertible debentures or warrants, the price per share could be lower than that paid by existing common stockholders. The Company anticipates continuing to rely on equity sales of common stock and issuances of convertible debt and/or warrants convertible or exercisable into shares of common stock in order to fund its business operations. If the Company issues additional shares of common stock, your percentage interest in the Company will be lower. This condition, often referred to as “dilution”, could result in a reduction in the per share value of your shares of common stock.

The trading price of our common stock may fluctuate significantly

Volatility in the trading price of our common stock may prevent you from being able to sell your shares of our common stock at prices equal to or greater than your purchase price. The trading price of our common stock could fluctuate significantly for various reasons, including:

our operating and financial performance and prospects;

our quarterly or annual earnings or those of other companies in our industry;

the public’s reaction to our press releases, other public announcements and filings with the Securities and Exchange Commission;

changes in earnings estimates or recommendations by research analysts who track our common stock or the stock of other companies in our industry;

The Company does not anticipate paying dividends in the future

We have never declared or paid any cash dividends on our common stock. Our current policy is to retain earnings to reinvest in our business. Therefore, we do not anticipate paying cash dividends in the foreseeable future. The Company’s dividend policy will be reviewed from time to time by the Board of Directors in the context of its earnings, financial condition and other relevant factors. Until the Company pays dividends, which it may never do, its shareholders will not be able to receive a return on shares of common stock unless they sell them. In addition, there is no guarantee that our common stock will appreciate in value or even maintain the price at which stockholders have purchased their shares.

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Financial Information

The disclosure included in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis provides information concerning Record Street Brewing’s. operating results and financial condition. This discussion and analysis should be read in conjunction with the Company’s consolidated financial statements and accompanying notes included elsewhere in this Current Report on Form 8-K, including the financial statements of the acquired business for the year ended June 30, 2018 as well as pro forma financial statements showing the effect of the Acquisition which are filed as Exhibits to the Company’s 10Q files June 4, 2018. The Company’s consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Some sections of this discussion and analysis contain forward-looking statements that, because of their nature, necessarily involve a number of known and unknown risks and uncertainties, including statements regarding our capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. The Company’s actual and future results could therefore differ materially from those indicated or underlying these forward-looking statements. In evaluating these statements, you should consider various factors, including the risks discussed below, and, from time to time, in other reports filed with the SEC. See “Risk Factors” and “Forward- Looking Statements”.

Although the Company deems the expectations reflected in these forward-looking statements to be reasonable, the Company cannot provide any guarantee as to the materialization of the expectations reflected in these forward- looking statements.

OVERVIEW

Record Street Brewing Company is engaged in the business of alcoholic beverages product development, marketing, distribution and sales with a current focus in the beer industry. The company’s flagship products are its blonde ale, pale ale and India pale ale in bottles and kegs, which are distributed throughout Nevada and California. The newest product offering is a blonde pilsner in both cans and kegs and the company has a line of spirits and a line of both red and white blends in development as well. Ultimately the company intends to launch a chair of Record Street Tap Rooms which will be music lounges that serve each of the company’s products on a displayed tap system with value pricing, high margins and high volumes, together with affordable craft pizzas, salads and brunch fare. Flagship locations are intended for Reno, Nevada and Hollywood, California.

Off Balance Sheet Arrangements

Not applicable.

Security Ownership of Beneficial Owners and Management

Directors and Executive Officers

Identification of Directors and Executive Officers

The following table sets forth the name, age and positions of our new executive officer and director as of the Effective Date.  Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

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Name	Age	Position	Director Since

Mark W. Conte	57	President, Chief Executive Officer, Director	March 16, 2015
Kevin J. Pikero	62	Chief Financial Officer, Director	March 16, 2015
Andrew D. Smith	59	Director	March 16, 2015

Mark W. Conte.  Mr. Conte is a business professional and entrepreneur in Reno, Nevada with over 25 years of experience in marketing and operations in the health, nutraceutical, technology, agricultural sciences, and banking industries. Mr. Conte is a co- founder and currently serves as President of iMetabolic Corp. Formerly, Mr. Conte was a co-founder and co-Managing Member of International Metabolic Institute LLC, which developed the “iMetabolic” brand and initial line of dietary and nutraceutical products. Prior thereto, Mr. Conte was: a Partner in 1Globe Wireless, Inc.; the B2B Sales Manager for AT&T Wireless; Managing Director and Manager of Operations for Perten Instruments; Vice President of Marketing for AIQ Systems, Inc.; and as a Corporate Banking Specialist and Foreign Exchange Representative for Valley Bank of Nevada. Mr. Conte is a graduate of the University of Nevada at Reno with a B.S. in Finance.

Kevin J. Pikero.  Mr. Pikero is a practicing Certified Public Accountant (CPA) in Reno, Nevada with over 35 years of experience in the financial and accounting business. Mr. Pikero currently operates Kevin J. Pikero & Associates, Inc. (CPAs) in Reno, Nevada providing accounting, tax, and financial services for a select domestic and international clientele of corporations, partnerships, sole proprietors, and individuals.  Mr. Pikero’s professional history includes employment with: Haims & Company – (CPAs); E.F. Hutton Credit Corp.; Barclays Business Credit Inc.; Truckee River Bank; Bank of America Community Development Bank; and United American Funding, Inc. Mr. Pikero is a graduate of Bentley University with a B.S. in Accounting and of the University of Bridgeport, Bridgeport, CT with a M.B.A. in Finance.

Andrew D. Smith.  Mr. Smith is a Certified Public Accountant in Chicago, Illinois with over 25 years of experience in the financial and accounting business. He is a co-founder and the current President of Houlihan Capital, an investment banking firm with specializations in mergers and acquisitions and valuations. Previously to his time at Houlihan Capital, Mr. Smith was: a Senior Vice President for EVEREN Securities, Inc. (formerly Kemper Securities, Inc., 1993 to 1996), where he was the founder and co-head of the firm’s Mergers & Acquisitions Group; a Managing Director at Geneva Capital Markets; and an auditor for Ernst & Whinney, where he specialized in serving financial institutions. Mr. Smith is a graduate, with honors, of Ohio Wesleyan University with a BA in Economics, is registered with FINRA as a General Securities Representative (Series 7), General Securities Principal (Series 24), and a Financial and Operations Principal (Series 27), is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society, and is credentialed through the American Institute of Certified Public Accountants as “Accredited in Business Valuation.”

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Executive Compensation

The following table sets forth the compensation awarded to, earned by or paid to each named executive officer during each of the fiscal years ended June 30, 2018 and 2017.

Summary Compensation Table

			All Other
		Salary	Compensation	Total
Name and Principal Position	Year	($)	($)	($)

Mark W. Conte (1)	2018	—	—	—
President, Chief (Principal) Executive Officer, Director	2017	—	—	—

Kevin J. Pikero (1)	2018	—	—	—
Chief (Principal) Financial Officer and Director	2017	—	—	—

Andrew D. Smith (1)	2018	—	—	—
Director	2017	—	—	—

_________________

(1)	Messrs. Conte, Pikero and Smith were appointed to their positions on March 16, 2015.

Director Compensation

We do not currently have a formal plan for compensating our directors.

Compensation Committee Interlocks and Insider Participation

Not applicable.

Executive Employment Agreements

There are no employment agreements between the Company and its officers and directors.

Long-Term Incentive Plans

The Company currently has no long-term incentive plans.

Stock Option Plans

A summary of the activity of options under the plan and non-statutory options granted outside the plan follows:

		Weighted
	Number of	Average
	Options	Exercise Price

Outstanding at June 30, 2016	2,102,767	$0.013
Granted	—	—
Exercised	—	—
Expired	(870,000)	0.24
Forfeited	—	—
Outstanding at June 30, 2017	1,232,767	$0.01
Granted	—	—
Exercised	—	—
Expired	(32,767)	0.13
Forfeited	—	—
Outstanding at June 30, 2018	1,200,000	$0.05

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Additional information about outstanding options to purchase the Company’s common stock as of June 30, 2018 is as follows:

	Options Outstanding				Options Exercisable
		Weighted				Weighted
		Average	Weighted			Average	Weighted
	Number	Remaining	Average	Aggregate		Remaining	Average	Aggregate
Exercise	of	Contractual	Exercise	Intrinsic	Number of	Contractual	Exercise	Intrinsic
Price	Shares	Life (Years)	Price	Value	Shares	Life (Years)	Price	Value

$0.05	1,200,000	1.60	$0.05	$—	1,200,000	0.60	$0.05	$—
	1,200,000				1,200,000

The 1,200,000 options were granted to directors on February 3, 2014 and are exercisable at $0.05 for 5 years.

Additional information about outstanding options to purchase the Company’s common stock as of June 30, 2017 is as follows:

	Options Outstanding				Options Exercisable
		Weighted				Weighted
		Average	Weighted			Average	Weighted
	Number	Remaining	Average	Aggregate		Remaining	Average	Aggregate
Exercise	of	Contractual	Exercise	Intrinsic	Number of	Contractual	Exercise	Intrinsic
Price	Shares	Life (Years)	Price	Value	Shares	Life (Years)	Price	Value

$0.13	32,767	0.17	$0.13	$—	32,767	.017	$0.13	$—
$0.05	1,200,000	1.60	$0.05	$—	1,200,000	1.60	$0.05	$—
	1,232,767				1,232,767

The options were granted to directors on February 3, 2014 and are exercisable at $0.05 for 5 years.

Warrants Granted by Predecessor Company Prior to Reverse Merger

Prior to the Reverse Merger, the predecessor company issued 8,155,478 Warrants primarily in connections with financing arrangements and consulting services. Activity relative to these warrants for the year ended June 30, 2018 is as follows:

	Number	Weighted
	of	Average
	Shares	Exercise Price

Warrants outstanding - June 30, 2016	8,155,478	$0.75
Granted	—	—
Expired	(3,655,000)	0.75

Warrants outstanding – June 30, 2017	4,500,748	$0.75
Granted	—	—
Expired	(4,500,748)	0.75

Warrants outstanding – June 30, 2018	0	$0.00

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All the warrants outstanding as of June 30, 2018 have expired.

Additional information about outstanding warrants to purchase the Company’s outstanding warrants as of June 30, 2017 is as follows:

	Warrants Outstanding				Warrants Exercisable
		Weighted				Weighted
		Average	Weighted			Average	Weighted
	Number	Remaining	Average	Aggregate		Remaining	Average	Aggregate
Exercise	of	Contractual	Exercise	Intrinsic	Number of	Contractual	Exercise	Intrinsic
Price	Warrants	Life (Years)	Price	Value	Warrants	Life (Years)	Price	Value

$0.75	4,500,748	0.01	$0.75	$—	4,500,748	0.01	$0.75	$—
	4,500,748				4.500,748

Additional information about outstanding warrants to purchase the Company’s outstanding warrants as of June 30, 2016 is as follows:

	Warrants Outstanding				Warrants Exercisable
		Weighted				Weighted
		Average	Weighted			Average	Weighted
	Number	Remaining	Average	Aggregate		Remaining	Average	Aggregate
Exercise	of	Contractual	Exercise	Intrinsic	Number of	Contractual	Exercise	Intrinsic
Price	Warrants	Life (Years)	Price	Value	Warrants	Life (Years)	Price	Value

$0.75	8,155,478	0.03	$0.75	$—	8,155,478	0.03	$0.75	$—
	8,155,478				8,155,478

Certain Relationships and Related Transactions and Director Independence

Other than as disclosed in the above, none of the following parties has had, since the beginning of the Registrant’s last fiscal year, any material interest, direct or indirect, in any transaction with the Registrant or in any presently proposed transaction that has or will materially affect the Registrant:

Any directors or executive officers;

Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the outstanding shares of common stock;

Any promoters; and

Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

Director Independence

The Registrant does not currently have any independent directors and does not anticipate appointing additional directors in the foreseeable future. If the Registrant engages further directors and officers, however, the Registrant plans to develop a definition of independence.

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Legal Proceedings

During 2016, the company entered into a construction contract for leasehold improvements. This contract was not completed and litigation commenced between the Company and the counterparty to the contract in 2016. This litigation was subsequently settled in November 2017 for a payment of $82,500 and a two-year noninterest bearing note in the total amount  of $90,000 which requires monthly payments of $3,750. The Company has accrued this liability as of June 30, 2016 when the construction ceased.

MARKET INFORMATION AND PRICE

Market for Common Stock

Our common stock is quoted on the OTC QB maintained by the OTC Markets under the symbol “UPDC.”  The high and low bid prices of our common stock as reported for the periods presented, by fiscal quarter (i.e., the first quarter beginning July 1 and ended September 30), were as follows.  The quotations reflect inter-dealer prices, without retail markup, mark-down, or commission and may not represent actual transactions.

	Price Range
Fiscal Year Ended June 30, 2018:	High	Low

Quarter Ended:
September 30, 2017	$0.0425	$0.0052
December 31, 2017	$0.069	$0.0116
March 31, 2018	$0.09	$0.02
June 30, 2018	$0.069	$0.02

	Price Range
Fiscal Year Ended June 30, 2017:	High	Low

Quarter Ended:
September 30, 2016	$0.04	$0.0025
December 31, 2016	$0.025	$0.0111
March 31, 2017	$0.0369	$0.007
June 30, 2017	$0.01	$0.0042

Holders

As of June 30, 2018, there were approximately 178 holders of record of our common stock. This does not include beneficial owners holding stock in street name.

Dividends

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our Board of Directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock.  In addition, we currently have no plans to pay such dividends.  Our Board of Directors currently intends to retain all earnings for use in the business for the foreseeable future.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Record Street Brewing Co.

We have audited the accompanying balance sheets of Record Street Brewing Co. (the “Company”) as of December 31, 2016 and 2015, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Record Street Brewing Co. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note [1] to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note [1]. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

November 16, 2018

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Item 9.01  Financial Statements and Exhibits

Record Street Brewing Co.

Financial Statements

December 31, 2016 and December 31, 2015

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RECORD STREET BREWING CO.

BALANCE SHEETS

	December 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$-	$100
Total Current Assets	-	100
Property, plant and equipment, net	349,070	1,656
Total noncurrent assets	349,070	1,656
TOTAL ASSETS	$349,070	$1,756

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts Payable	$37,722	$31,246
Accrued Interest	12,000	-
Notes Payable	10,000	-
Notes Payable - Related Party	10,000	-
Due to Shareholder(s)	159,911	100
Construction Liability	172,500	-
Total Current Liabilities	402,133	31,346

TOTAL LIABILITIES	402,133	31,346

STOCKHOLDERS’ DEFICIT:
Common stock, $0.001 par value 10,000 authorized: 6,500 and 4,000 shares issued and outstanding as of December 31, 2016 and 2015, respectively	7	4
Additional paid-in capital	177,243	(4)
Accumulated deficit	(230,313)	(29,590)

TOTAL STOCKHOLDERS’ DEFICIT	(53,063)	(29,590)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$349,070	$1,756

The accompanying notes are an integral part of these financial statements.

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RECORD STREET BREWING CO.

STATEMENTS OF OPERATION

		From
	Year Ended	September 21 to
	December 31,	December 31,
	2016	2015

Cost of sales	$(57,658)	$(3,390)
Operating expenses:
Selling, general, and administrative expense	(128,572)	(26,200)
Total operating expenses	(128,572)	(26,200)
Operating income	(186,230)	(29,590)
Other expenses:
Interest expense	(14,493)	-
Total other expenses	(14,493)	-
NET LOSS	$(200,723)	$(29,590)

The accompanying notes are an integral part of these financial statements.

16

RECORD STREET BREWING CO.

STATEMENT OF STOCKHOLDERS’ DEFICIT

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-In Capital	Deficit	Total
BALANCE, September 21, 2015	-	$-	$-	$-	$-
Shares issued to founders	4,000	4	(4)	-	-
Net loss	-	-	-	(29,590)	(29,590)
BALANCE, December 31, 2015	4,000	4	(4)	(29,590)	(29,590)
Common stock purchase	2,500	3	149,997	-	150,000
Noncash rent expense	-	-	27,250	-	27,250
Net loss	-	-	-	(200,723)	(200,723)
BALANCE, December 31, 2016	6,500	$7	$177,243	$(230,313)	$(53,063)

The accompanying notes are an integral part of these financial statements.

17

RECORD STREET BREWING CO.

STATEMENTS OF CASH FLOWS

	Year ended December 31,	From September 21 to December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(200,723)	$(29,590)
Adjustments to reconcile net loss to net cash used in operating activities:
Accounts payable used to purchase fixed assets	-	(1,656)
Noncash rent expense	27,250	-
Changes in operating assets and liabilities:
Accounts Payable	6,476	31,246
Accrued Interest	12,000	-
Net Cash Used in Operating Activities	(154,997)	-

CASH FLOWS FROM INVESTING ACTIVITIES:
Investments in property, plant, and equipment	(174,914)	-
Net Cash Used in Investing Activities	(174,914)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	150,000	-
Proceeds from loans from shareholders	234,811	100
Repayment of loans from shareholders	(75,000)
Proceeds from notes payable - related party	10,000	-
Proceeds from notes payable	10,000	-
Net Cash Provided by Financing Activities	329,811	100

NET CHANGE IN CASH AND CASH EQUIVALENTS	(100)	100
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100	-
CASH AND CASH EQUIVALENTS, END OF PERIOD	$-	$100

INTEREST PAID:	$-	$-
TAXES PAID:	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Founders' shares issued 4,000 shares at $0.001 par	$-	$4
Leasehold improvements acquired with construction liability	$172,500	$-

The accompanying notes are an integral part of these financial statements.

18

RECORD STREET BREWING CO.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Organization – The accompanying financial statements include the accounts of Record Street Brewing Company, which is referred to herein as the “Company.” The Company was incorporated in Nevada in 2015 and produces beer through brewery contracts with various brewers throughout the United States. The Company’s draft and bottled beers are sold to distributors in California and Nevada. The Company did not generate any revenue from inception through year end 2016.

Going Concern – The accompanying financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing sufficient source of revenue to allow it to continue as a going concern, has recurring net losses and net capital deficiency.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plans to obtain such resources for the Company include (i) obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses; (ii) obtaining funding from outside sources through the sale of its debt and/or equity securities; and (iii) completing a merger with or acquisition of an existing operating company. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The financial statements of the company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The Company’s fiscal year end is December 31.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances at the time. Actual results could differ from those estimates under different assumptions or conditions.

Cash and Cash Equivalents – The Company had a bank overdraft of ($159) as of December 31, 2016. This amount is included in accounts payable. The Company considers all highly liquid debt instruments, which could include commercial paper and certificates of deposits, with an original maturity of three months or less to be cash equivalents. Investments with maturities greater than three months and less than one year are classified as short term investments.

Property, equipment and leasehold improvements – Property, equipment, and leasehold improvements are stated at cost and will be depreciated over their estimated useful lives using the straight-line method. All property, equipment and leasehold improvements owned by the Company as of December 31, 2016 will be depreciated upon being put into service when the Company opens a physical brewpub in Reno, NV. No fixed assets have been purchased that will be ready for use prior to the opening of the brewpub. As of the issuance of the accompanying financial statements it is unclear what date the brewpub will open. Depreciation will be recorded over the estimated useful lives of the assets as follows:

19

•	Restaurant supplies: 5 years
•	Brewing supplies: 7 years
•	Leasehold improvements: 20 years

Expenditures for repairs and maintenance are expensed as incurred; renewals and betterments are capitalized. Upon disposal of equipment and leasehold improvements, the accounts are relieved of the costs and related accumulated depreciation, and resulting gains or losses are reflected in operations.

Property, plant and equipment are reviewed for impairment in accordance with ASC 360. The Company assesses impairment of property, plant, and equipment whenever events or changes in circumstances indicate the carrying values of the assets may not be recoverable.

Income taxes – Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and net operating loss and other tax credit carry-forwards. These items are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company will record a valuation allowance to reduce the deferred income tax assets to the amount that is more likely than not to be realized.

Related parties – Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Recent accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes virtually all existing revenue guidance. Under this standard, an entity is required to recognize revenue upon transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. As such, an entity needs to use more judgment and make more estimates than under the previous guidance. On December 31, 2016, the Company adopted the new accounting standard and all related amendments using the modified retrospective method which allows application only to the most current reporting period presented in the financial statements with a cumulative effect adjustment to retained earnings. The Company expects the impact of the adoption to be immaterial to its consolidated financial statements on an ongoing basis.

See also Note 2 in the accompanying unaudited financial statements for the nine months ended September 30, 2017.

Other recent accounting pronouncements that have been issued or proposed by FASB are not expected to have a material impact on the financial statements upon adoption.

NOTE 3 – FIXED ASSETS

	Cost	Accumulated Depreciation	December 31, 2016 Net Book Value	December 31, 2015 Net Book Value
Restaurant Supplies	$6,725	$-	$6,725	$-
Brewing Supplies	40,394	-	40,394	-
Leasehold Improvements	301,951	-	301,951	1,656
Total	$349,070	$-	$349,070	$1,656

During the year ended December 31, 2016, the Company did not record any depreciation. The brewing supplies were not installed and other fixed assets were not ready for service.

20

NOTE 4 – RELATED PARTY TRANSACTIONS

In 2015 the Company issued 2,000 founders’ shares to Jesse Corletto and 2,000 founders’ shares to Patrick Ogle. The shares were valued at par, $0.001. The Company also borrowed $100 from Patrick Ogle to fund the opening of a bank account.

In 2016 the Company has identified the following material related party transactions:

During the course of 2016, the Company borrowed $32,200 and $24,811 from shareholders Jesse Corletto and Patrick Ogle, respectively. These unsecured loans were made on an informal basis payable on demand and are not accruing interest.

Ian Madan became a shareholder in the Company on January 29, 2016 with a $100,000 investment in exchange for 2,000 shares.

Michael Madan became a shareholder in the Company on January 29, 2016 with a $50,000 investment in exchange for 500 shares. The Company borrowed $75,000 from Michael Madan on January 5, 2016 and repaid the principal without interest on February 1, 2016. The Company entered into a $100,000 unsecured bridge loan with Michael Madan on May 2, 2016 at an interest rate of 18% and with a maturity date of October 31, 2016. The accrued interest on this bridge loan as of December 31, 2016 was $12,000. The Company also borrowed $2,800 on an unsecured, informal basis payable on demand from shareholder Michael Madan in 2016, this sum is not accruing interest.

The Company borrowed $10,000 from Terie Ogle, the mother of shareholder Patrick Ogle, on December 26, 2016. This unsecured loan was made on an informal basis payable on demand and is not accruing interest.

The Company entered into a sublease with 324 E. 4th Street LLC, which is controlled by the controlling shareholders of the Company, on October 1, 2016. The lease calls for rent to be paid of $5,750 per month. The Company expensed $17,250 in 2016 in accordance with this agreement. 324 E. 4th Street LLC has forgiven the expense and the Company has included this amount as additional paid-in capital. This lease terminates on December 31, 2018. 324 E. 4th Street LLC intends to purchase the building at which time they will extend a lease with the same terms which will allow The Company to continuously occupy the building. The Company intends to extend the lease at the same terms. 324 E. 4th Street has agreed to forgive the expense through the purchase of the property and Record Street has included this amount as additional paid-in capital in future periods.

The Company entered into a sublease with 401 E. 4th Street LLC, which is controlled by controlling shareholders of the Company, on February 17, 2016. This lease terminates February 28, 2018 and calls for rent of $1,000 per month to be paid. The Company expensed $10,000 in 2016 in accordance with this agreement. 401 E. 4th Street LLC has forgiven the expense and the Company has included this amount as additional paid-in capital. 401 E. 4th Street LLC has agreed to forgive the expense in future periods through the termination of the lease and the Company has included this amount as additional paid-in capital in future periods.

NOTE 5 – NOTES PAYABLE

The Company borrowed $10,000 from an unrelated party on June 23, 2016. This unsecured note is not accruing interest and is payable on demand.

NOTE 6 – CONSTRUCTION LIABILITY

During 2016, the company entered into a construction contract for leasehold improvements. This contract was not completed and litigation commenced between the Company and the counterparty to the contract in 2016. This litigation was subsequently settled in November 2017 for a payment of $82,500 and a two year noninterest bearing note in the total amount  of $90,000 which requires monthly payments of $3,750. The Company has accrued this liability as of June 30, 2016 when the construction ceased.

21

NOTE 7 – INCOME TAXES

As of December 31, 2016 and 2015 deferred tax assets consist of the following:

	2016	2015

Federal loss carryforwards	$42,643	$6,214
Less: valuation allowances	(42,643)	(6,214)
Deferred tax asset	$-	$-

The future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of ownership changes that could occur in the future. As of December 31, 2016 and 2015, the Company’s Federal net operating loss carryforwards were $203,063 and $29,590, respectively. The Company provided a valuation allowance equal to the deferred income tax asset for the year ended December 31, 2016 because it is not known whether future taxable income will be sufficient to utilize the loss carryforward. The carryforward will expire in 2036.

NOTE 8 – SUBSEQUENT EVENTS

On June 26, 2017 the Company completed the issuance of $100,000 in convertible notes. The notes accrue interest at 10% per annum and mature on June 30, 2018. The notes are convertible for 1,000 shares of the Company’s common stock. On December 31, 2017, immediately before the acquisition described below, the Company converted the convertible notes described above to 1,000 common shares.

On October 1, 2017 the Company entered into a restructuring agreement with the Madan family. Pursuant to that agreement, Ian and Michael’s 2,500 shares were redeemed, retired, and cancelled in exchange for $150,000 in promissory notes accruing interest at 12% per annum and maturing on December 31, 2018. Further, the $100,000 bridge loan, any accrued interest on that loan, and Michael Madan’s interest in an Assignment and Repurchase Agreement were exchanged for an additional $200,000 in promissory notes accruing interest at 12% per annum and maturing on December 31, 2018.

On December 31, 2017 the Company was acquired by UPD Holding, Inc. (“UPD”), a product development company based in Reno, NV. Shareholders of the Company received $1,600,000 of equity equal to 80,000,000 shares of UPD’s common stock.

22

Record Street Brewing Co

Unaudited Financial Statements

Nine months ending September 30, 2017

23

RECORD STREET BREWING CO.

BALANCE SHEETS

(unaudited)

	September 30, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$35,000	$-
Total Current Assets	35,000	-
Property, plant and equipment, net	322,608	349,070
Total noncurrent assets	322,608	349,070
TOTAL ASSETS	$357,608	$349,070

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts Payable	$24,616	$37,722
Accrued Interest	25,000	12,000
Notes Payable	25,000	10,000
Convertible Notes	100,000	-
Notes Payable - Related Party	10,000	10,000
Due to Shareholder(s)	167,981	159,911
Construction Liability	172,500	172,500
Total Current Liabilities	525,097	402,133

TOTAL LIABILITIES	525,097	402,133

STOCKHOLDERS’ DEFICIT:
Common stock, $0.001 par value 10,000 authorized: 6,500 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	7	7
Additional paid-in capital	214,925	177,243
Accumulated deficit	(382,421)	(230,313)

TOTAL STOCKHOLDERS’ DEFICIT	(167,489)	(53,063)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$357,608	$349,070

The accompanying notes are an integral part of these unaudited financial statements.

24

RECORD STREET BREWING CO.

STATEMENTS OF OPERATION

(unaudited)

	Nine months ended September 30,	Nine months ended September 30,
	2017	2016

Sales	$21,985	$-
Cost of sales	(51,710)	(51,089)
Gross Profit	(29,725)	(51,089)
Operating expenses:
Selling, general, and administrative expense	(102,989)	(107,176)
Total operating expenses	(102,989)	(107,176)
Operating income	(132,714)	(158,265)
Other expenses:
Gain (loss) on disposal of assets	(3,394)	-
Interest expense	(16,000)	(9,993)
Total other expenses	(19,394)	(9,993)
NET LOSS	$(152,108)	$(168,258)

The accompanying notes are an integral part of these unaudited financial statements.

25

RECORD STREET BREWING CO.

STATEMENTS OF CASH FLOWS

(unaudited)

	Nine months ended September 30,	Nine months ended September 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(152,108)	$(168,258)
Adjustments to reconcile net loss to net cash used in operating activities:
Loss on disposal of assets	3,394	-
Noncash rent expense	36,450	7,000
Changes in operating assets and liabilities:
Accounts Payable	(13,106)	8,189
Accrued Interest	13,000	7,500
Net Cash Used in Operating Activities	(112,370)	(145,569)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	37,000	-
Investments in property, plant, and equipment	(13,932)	(174,259)
Net Cash Provided by Investing Activities	23,068	(174,259)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Sale of Common Stock	-	150,000
Proceeds from expenses paid by shareholders	1,232	-
Proceeds from Loans from Shareholders	8,070	159,728
Proceeds from Convertible Notes	100,000	-
Proceeds from Notes Payable	15,000	10,000
Net Cash Provided by Financing Activities	124,302	319,728

NET CHANGE IN CASH AND CASH EQUIVALENTS	35,000	(100)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-	100
CASH AND CASH EQUIVALENTS, END OF PERIOD	$35,000	$-

INTEREST PAID:	$3,000	$-
TAXES PAID:	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Leasehold improvements acquired with construction liability	$-	$172,500

The accompanying notes are an integral part of these unaudited financial statements.

26

RECORD STREET BREWING CO.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Organization – The accompanying unaudited financial statements include the accounts of Record Street Brewing Company, which is referred to herein as the “Company.” The Company was incorporated in Nevada in 2015 and produces beer through brewery contracts with various brewers throughout the United States. The Company’s draft and bottled beers are sold to distributors in California and Nevada.

Going Concern – The accompanying unaudited financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing sufficient source of revenue to allow it to continue as a going concern, has recurring net losses and net capital deficiency.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying unaudited financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plans to obtain such resources for the Company include (i) obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses; (ii) obtaining funding from outside sources through the sale of its debt and/or equity securities; and (iii) completing a merger with or acquisition of an existing operating company. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The results of operations for the nine months ended September 30, 2017 are not necessarily indicative of the results that may be expected for the entire year. The accompanying unaudited financial statements and notes to financial statements should be read together with the Company’s audited historical financial statements included herein.

Revenue Recognition – Sales comprise the fair value of the consideration received or receivable for the sale of goods in the ordinary course of the Company’s activities. Sales are presented, net of excise taxes, discounts and fees.

The Company sells beer through distributors.

Revenue is recognized when obligations under the terms of a contract with our customers are satisfied; generally, this occurs when the product arrives at distribution centers. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring goods. We consider customer purchase orders, which in some cases are governed by a master agreement, to be the contracts with a customer. For each contract related to the sale of beer, we consider the promise to transfer products, each of which is distinct, to be the identified performance obligation. The transaction price for each performance obligation is specifically identified within the contract with our customer and represents the fair standalone selling price. Discounts are recognized as a reduction to Sales at the time we recognize the revenue. We generally do not grant return privileges, except in limited and specific circumstances.

NOTE 3 – RELATED PARTY TRANSACTIONS

For the nine months ended September 30, 2017 the Company has identified the following material related party transactions.

The Company borrowed $4,400 and $3,670 from shareholders Jesse Corletto and Patrick Ogle respectively. These loans, which are payable on demand, were made on an informal basis and are not accruing interest.

27

The Company entered into a sublease with 324 E. 4th Street LLC, which is controlled by the controlling shareholders of the Company, on October 1, 2016. The Company expensed $51,750 for the nine months ended September 30, 2017 in accordance with this agreement. 324 E. 4th Street LLC has forgiven $27,450 of this expense and the Company has included this amount as additional paid-in capital. This lease terminates on December 31, 2018. 324 E. 4th Street LLC intends to purchase the building at which time they will extend a lease with the same terms which will allow The Company to continuously occupy the building. The Company intends to extend the lease at the same terms. 324 E. 4th Street LLC has agreed to forgive the expense through the date of the purchase of the property and Record Street has included this amount as additional paid-in capital in future periods.

The Company entered into a sublease with 401 E. 4th Street LLC, which is controlled by the controlling shareholders of the Company, on February 17, 2016. This lease terminates February 28, 2018 and calls for rent of $1,000 per month to be paid. The Company expensed $9,000 for the nine months ended September 30, 2017 in accordance with this agreement. 401 E. 4th Street LLC has forgiven the expense and the Company has included this amount as additional paid-in capital. 401 E. 4th Street LLC has agreed to forgive the expense in future periods through the termination of the lease and the Company has included this amount as additional paid-in capital in future periods.

NOTE 4 – NOTES PAYABLE

The Company borrowed $15,000 from UPD Holding, Inc. on September 22, 2017. The proceeds of this note were used for working capital and this note is payable on demand and is not accruing interest. UPD Holding, Inc. subsequently acquired the Company on December 31, 2017 as described in Note 6.

NOTE 5 – CONVERTIBLE NOTES PAYABLE

The Company borrowed $100,000 in June 2017 in the form of two unsecured convertible notes payable with a maturity date of June 30, 2018. These notes payable are convertible for 1,000 shares. Interest is accruing on these notes at 10% per annum. On December 31, 2017, immediately before the acquisition described below, the Company converted the convertible notes described above to 1,000 common shares.

NOTE 6 – CONSTRUCTION LIABILITY

During 2016, the company entered into a construction contract for leasehold improvements. This contract was not completed and litigation commenced between the Company and the counterparty to the contract in 2016. This litigation was subsequently settled in November 2017 for a payment of $82,500 and a two year noninterest bearing note in the total amount  of $90,000 which requires monthly payments of $3,750. The Company has accrued this liability as of June 30, 2016 when the construction ceased.

NOTE 7 – SUBSEQUENT EVENTS

On October 1, 2017 the Company entered into a restructuring agreement with the Madan family. Pursuant to that agreement, Ian and Michael’s 2,500 shares were redeemed, retired, and cancelled in exchange for $150,000 in promissory notes accruing interest at 12% per annum and maturing on December 31, 2018. Further, the $100,000 bridge loan, any accrued interest on that loan, and Michael Madan’s interest in an Assignment and Repurchase Agreement were exchanged for an additional $200,000 in promissory notes accruing interest at 12% per annum and maturing on December 31, 2018.

On December 31, 2017, immediately before the acquisition described below, the Company converted the convertible notes described above to 1,000 common shares.

On December 31, 2017 the Company was acquired by UPD Holding, Inc. (“UPD”), a product development company based in Reno, NV. Shareholders of the Company received $1,600,000 of equity equal to 80,000,000 shares of UPD’s common stock.

28

UPD Holding, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

September 30, 2017

UPD Holding, Inc. (the Company) acquired Record Street Brewing Co. for equity consideration of $1,600,000 on December 31, 2017. The Company issued 80 million common shares.

The following unaudited pro forma condensed combined financial statements are based on our historical financial statements and Record Street Brewing Co.’s historical financial statements as adjusted to give effect to the Company’s acquisition of Record Street Brewing Co. and related transactions. The unaudited pro forma condensed combined balance sheet as of September 30, 2017 gives effect to these transactions as if they had occurred on September 30, 2017. The unaudited pro forma condensed combined statements of operations for the three months ended September 30, 2017 and the year ended June 30, 2017 give effect to these transactions as if they had occurred on July 1, 2017 and July 1, 2016, respectively.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and Record Street Brewing Co.’s historical information included herein.

29

Pro-Forma Combined Balance Sheet

As of September 30, 2017

(unaudited)

	UPD Holding, Inc.	Record Street Brewing Co.		Pro-forma Adjustments	Pro-forma Combined Balance Sheet

ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$110,120	$35,000	(a)	$(17,879)	$127,241
Inventory	-	-	(a)	56,782	56,782
Note Receivable	15,000	-	(b)	(15,000)	-
Other Current Assets	-	-	(a)	22,000	22,000
Total Current Assets	125,120	35,000		45,903	206,023
NONCURRENT ASSETS:
Property, plant and equipment, net	-	322,608	(c)	58,031	389,967
			(f)	9,328
Intangible assets, net	-	-	(f)	1,243,462	1,243,462
Goodwill	-	-	(f)	492,762	492,762
Total noncurrent assets	-	322,608		1,803,583	2,126,191
TOTAL ASSETS	$125,120	$357,608		$1,849,486	$2,332,214

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts Payable	$33,028	$24,616	(a)	$163,217	$220,861
Accrued Liabilities	70,758	-		-	70,758
Accrued Interest	-	25,000	(d)	(22,500)	-
			(e)	(2,500)
Notes Payable	100,000	25,000	(b)	(15,000)	460,000
			(d)	350,000
Convertible Notes	50,000	100,000	(e)	(100,000)	50,000
Notes Payable - Related Party	-	10,000		-	10,000
Convertible Notes Payable - Related Party	15,000	-		-	15,000
Due to Shareholder(s)	-	167,981	(a)	(920)	64,261
			(c)	63,834
			(d)	(166,634)
Construction Liability	-	172,500	(f)	(172,500)	-
Total Current Liabilities	268,786	525,097		96,997	890,880

TOTAL LIABILITIES	268,786	525,097		96,997	890,880

STOCKHOLDERS’ DEFICIT:
Record Street common stock, $0.001 par value 10,000 authorized: 6,500 shares issued and outstanding as of September 30, 2017	-	7	(b)	(3)	-
			(e)	1
			(f)	(5)
UPD Holding, Inc. common stock, $0.005 par value 200,000,000 authorized: 81,266,636 issued and outstanding as of September 30, 2017	406,333	-	(f)	400,000	806,333
Additional paid-in capital	(272,072)	214,925	(d)	(160,863)	927,928
			(e)	102,499
			(f)	(156,561)
			(f)	1,200,000
Accumulated deficit	(277,927)	(382,421)	(a)	(101,394)	(292,927)
			(c)	(5,803)
			(f)	489,618
			(f)	(15,000)
TOTAL STOCKHOLDERS’ DEFICIT	(143,666)	(167,489)		1,752,489	1,441,334

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$125,120	$357,608		$1,849,486	$2,332,214

The accompanying notes are an integral part of these unaudited financial statements.

30

Pro-Forma Combined Statements of Operations

For the Year Ended June 30, 2017

(unaudited)

	UPD Holding, Inc.	Record Street Brewing Co.	Pro-forma Adjustments	Pro-forma Combined Statement of Operations

Sales	$-	$19,809	$-	$19,809
Cost of sales	-	(39,896)	-	(39,896)
Gross Profit	-	(20,087)	-	(20,087)
Operating expenses:
Selling, general, and administrative expense	(39,242)	(51,760)	-	(91,002)
Total operating expenses	(39,242)	(51,760)	-	(91,002)
Operating income	(39,242)	(71,847)	-	(111,089)
Other expenses:
Gain (loss) on disposal of assets	-	-	-	-
Interest expense	(64,998)	(18,000)	-	(82,998)
Total other expenses	(64,998)	(18,000)	-	(82,998)
NET LOSS	$(104,240)	$(89,847)	$-	$(194,087)

BASIC AND DILUTED PER SHARE DATA:
Net loss per share - basic and diluted	$(0.00)			$(0.00)

Weighted average shares outstanding - basic and diluted	79,750,198		80,000,000	159,750,198

The accompanying notes are an integral part of these unaudited financial statements.

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Pro-Forma Combined Statements of Operations

For the Three Months Ended September 30, 2017

(unaudited)

	UPD Holding, Inc.	Record Street Brewing Co.		Pro-forma Adjustments	Pro-forma Combined Statement of Operations

Sales	$-	$2,176		$-	$2,176
Cost of sales	-	(30,799)		-	(30,799)
Gross Profit	-	(28,623)		-	(28,623)
Operating expenses:
Selling, general, and administrative expense	(33,486)	(82,730)		-	(116,216)
Total operating expenses	(33,486)	(82,730)		-	(116,216)
Operating income	(33,486)	(111,353)		-	(144,839)
Other expenses:
Gain (loss) on disposal of assets	-	(3,394)		-	(3,394)
Bad debt expense	-	-	(f)	(15,000)	(15,000)
Interest expense	(361)	(7,000)		-	(7,361)
Total other expenses	(361)	(10,394)		(15,000)	(25,755)
NET LOSS	$(33,847)	$(121,747)		$(15,000)	$(170,594)

BASIC AND DILUTED PER SHARE DATA:
Net loss per share - basic and diluted	$(0.00)				$(0.00)

Weighted average shares outstanding - basic and diluted	79,897,071			80,000,000	159,897,071

The accompanying notes are an integral part of these unaudited financial statements.

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1.	Basis of Presentation

Effective December 31, 2017, UPD Holding, Inc. (“UPD”) completed the acquisition of 100% of the equity of Record Street Brewing Co. (“RSB”).

UPD issued 80,000,000 shares of common stock to the shareholders of RSB in exchange for all of RSB’s issued and outstanding 5,000 shares. In the pro forma unaudited combined financial statements, pro forma adjustments are made to reflect the financial position and results of operations of a combined operating entity.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized has UPD and RSB been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of RSB included herein, and the historical financial statements of UPD included in its Annual Report on Form 10-K for the year ended June 30, 2017 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2017.

2.	Estimated consideration and preliminary purchase price allocation

The Company has performed a preliminary valuation analysis of the fair market value of RSB’s assets to be acquired and liabilities to be assumed. Using the total consideration for the Acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transactions’ closing date, December 31, 2017:

Consideration:
Fair value of equity consideration paid	$1,600,000

Recognized preliminary amounts of identifiable assets acquired and (liabilities assumed), at fair value:
Cash	$17,121
Current Assets	22,000
Inventory	56,782
Furniture & Equipment	91,933
Leasehold Improvements	298,034
Identifiable intangible assets	1,243,462
Accounts payable	(187,833)
Notes payable to related parties	(74,261)
Other current liabilities	(360,000)
Preliminary estimate of the fair value of assets acquired and liabilities assumed	1,107,238
Goodwill	492,762
Total purchase price	$1,600,000

3.	Pro-forma Assumptions and Adjustments

The accompanying pro forma unaudited combined financial statements of UPD have been prepared to reflect the following assumptions and adjustments:

a)	Working capital adjustments from September 30, 2017 to transaction date
b)	Elimination of inter-company loan of $15,000
c)	To reflect execution of repurchase agreement in connection with October 1, 2017 restructuring
d)	To reflect October 1, 2017 restructuring agreement
e)	To reflect conversion of convertible notes on acquisition date
f)	To eliminate RSB’s equity accounts and account for the issuance of UPD shares in connection with the acquisition

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Exhibit No.	Description

10.1	Agreement of Share Exchange and Plan of Reorganization dated December 31, 2014 between the Company and iMetabolic Corp. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed on March 20, 2015)
2.1	Articles of Merger filed with the Nevada Secretary of State on December 30, 2015 (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed on January 22, 2016)
2.2	Agreement of Merger between the Company and its wholly-owned subsidiary, UPD Holding Corp. (Incorporated by reference to Exhibit 2.2 of the Current Report on Form 8-K filed on January 22, 2016)
2.3	Agreement of Exchange and Plan of Reorganization dated Decmeber 31, 2017 between Registrant and RSB. (Incorporated by reference to Exhibit 2.3 of the Current Report on Form 8-K filed on January 8, 2018)
101.INS*	XBRL Instance Document**
101.SCH*	XBRL Extension Schema Document**
101.CAL*	XBRL Extension Calculation Linkbase Document**
101.DEF*	XBRL Extension Definition Linkbase Document**
101.LAB*	XBRL Extension Labels Linkbase Document**
101.PRE*	XBRL Extension Presentation Linkbase Document**

* Filed herewith.

**In accordance with Rule 406T of Regulation S-T, this information is deemed not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: November 16, 2018	By:/s/ Mark W. Conte	Mark W. Conte
President and Chief Executive Officer
(Principal Executive Officer)

Dated: November 16, 2018	By:/s/ Kevin J. Pikero	Kevin J. Pikero
Chief Financial Officer
(Principal Financial and Accounting Officer)

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